Exhibit 32

                           INVESTMENT ASSOCIATES INC.
                              A Nevada Corporation

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Steve Khan, Chief Executive Officer and Robert Hemmerling, Chief Financial Officer of Investment Associates Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the annual report on Form 10-KSB of Investment Associates Inc. for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Investment Associates Inc.




Dated January 12, 2006                      /s/ Steven Khan
                                            ------------------------------------
                                            Steven Khan,
                                            Chief Executive Officer


Dated January 12, 2006                      /s/ Robert Hemmerling
                                            ------------------------------------
                                            Robert Hemmerling,
                                            Chief Financial Officer